UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)           July 30, 2014

GE Capital Credit Card Master Note Trust

RFS Holding, L.L.C.

Synchrony Bank

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor
as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (GE Capital Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02 Change of Servicer or Trustee.

On July 30, 2014, General Electric Capital Corporation (“GECC”) engaged Synchrony Financial (“Synchrony”) to perform substantially all the services that GECC is obligated to provide under the Servicing Agreement, dated as of June 27, 2003 (as amended), between GECC and GE Capital Credit Card Master Note Trust (the “Issuer”), by entering into the Sub-Servicing Agreement, dated as of July 30, 2014, between GECC and Synchrony, a copy of which is filed with this Form 8-K as Exhibit 99.1. As compensation, Synchrony will receive a monthly fee based on the amount of principal receivables owned by the Issuer. However, these payments are solely the obligation of GECC and are not payable from assets of the Issuer. Further, on August 1, 2014, Synchrony and Synchrony Bank entered into a Sub-Servicing Agreement, a copy of which is filed with this Form 8-K as Exhibit 99.2. As compensation, Synchrony Bank will receive a per statement fee and will be reimbursed for certain expenses. However, these payments are solely the obligation of Synchrony and are not payable from assets of the Issuer.

Synchrony is a holding company for the legal entities that historically conducted GE’s North American retail finance business. Synchrony (previously named GE Capital Retail Finance Corporation) was incorporated in Delaware on September 12, 2003, but prior to April 1, 2013 conducted no business. During the period from April 1, 2013 to September 30, 2013, as part of a regulatory restructuring, substantially all of the assets and operations of GE’s North American retail finance business, including Synchrony Bank (formerly known as GE Capital Retail Bank) and GE Consumer Finance Inc., were transferred to Synchrony. Therefore, the servicing policies and procedures used to service the receivables owned by the Issuer have not changed from those described in the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Document Description

Exhibit 99.1	Sub-Servicing Agreement, dated July 30, 2014, between General Electric Capital Corporation and Synchrony Financial.

Exhibit 99.2	Sub-Servicing Agreement, dated August 1, 2014, between Synchrony Financial and Synchrony Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 4, 2014	RFS Holding, L.L.C., as depositor

	By:	/s/ Andrew Lee
	Name:	Andrew Lee
	Title:	Vice President

Exhibit No.	Document Description

Exhibit 99.1	Sub-Servicing Agreement, dated July 30, 2014, between General Electric Capital Corporation and Synchrony Financial.

Exhibit 99.2	Sub-Servicing Agreement, dated August 1, 2014, between Synchrony Financial and Synchrony Bank